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                                                                    EXHIBIT 10.1

                             CASH SERVICES AGREEMENT

         This Cash Services Agreement (the "AGREEMENT") is made to be effective as of December 30, 2003, by and between ACE CASH EXPRESS, INC., a Texas corporation ("ACE") and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION ("TEXAS CAPITAL").

                                   WITNESSETH:

         A. ACE owns or leases a series of cash disbursement Self-Service Machines (individually, an "SSM" and collectively, "SSMs") for the disbursement of cash which are located in the offices of H&R Block Tax Services, Inc. ("H&R") listed on EXHIBIT A hereto ("COVERED SSMs").

         B. ACE and Texas Capital desire that, among other things, Texas Capital furnish the U.S. currency and coin which for purposes of this Agreement shall include (i) all cash in Covered SSMs and (ii) any Texas Capital cash in the Contractor vault or otherwise in Contractor possession or control that was requested by ACE from Texas Capital in connection with this Agreement (collectively, the "CASH").

         C. Cash will be used to stock the Covered SSMs in order to permit cash withdrawals therefrom by customers of H&R pursuant to tax refund and tax loan checks ("ICB CHECKS") issued by Imperial Capital Bank ("ICB") as advance fundings of income tax refunds.

         D. Texas Capital and various correspondent banks (each, a "CORRESPONDENT BANK") will distribute the Cash to H&R.

         NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

         "ACE" means Ace Cash Express, Inc., a Texas corporation.

         "Armored Car Service Agreement" means that certain Armored Car Service Agreement dated as of May 1, 1999 (as amended) by and between Texas Capital and Contractor.

         "Business Day(s)" means any day on which the offices of Texas Capital are open to the public for carrying on substantially all business functions, other than Saturday or Sunday.

         "Cash" has the meaning set forth in the introductory paragraph hereto.

         "Cash Collection Account" means a segregated account established by Texas Capital at Texas Capital's Correspondent Banks.

                                                         CASH SERVICES AGREEMENT

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         "Cash Vault Services Agreement" means that certain Cash Vault Services
         Agreement dated as May 1, 1999 (as amended) by and between Texas Capital and the Contractor.

         "Check Collection Account" means a segregated account established by Texas Capital at Texas Capital's Correspondent Banks.

         "Contractor" means Loomis Fargo & Co.

         "Contractor Agreements" means collectively, the Armored Car Service Agreement and the Cash Vault Services Agreement.

         "Correspondent Bank" has the meaning set forth in the introductory paragraph hereto.

         "Correspondent Delivery Request" means a request by ACE directly to Texas Capital to furnish and replenish the Covered SSMs with Cash from a Correspondent Bank.

         "Correspondent Redelivery Request" means a request by ACE, directly to Texas Capital, to redeliver Cash and/or funds from collected ICB Checks, previously delivered by Contractor to a Correspondent Bank, to Texas Capital.

         "Covered SSMs" has the meaning set forth in the introductory paragraph hereto.

         "Daily Cash Position" has the meaning set forth in Paragraph 6(a).

         "Daily Report" means a report substantially in the form attached hereto as Exhibit B or as otherwise agreed to in writing between ACE and Texas Capital.

         "Fee/Expense Account" means a special non interest bearing account at Texas Capital against which Texas Capital will deposit Settlement Funds, charge fees and expenses or any other amounts owing to Texas Capital pursuant to this Agreement and all of the other related agreements.

         "Final Settlement" means with regards to all parties to this Agreement and other related agreements, the closing settlement of each and every account, including all fees and expenses, all Cash and other funds, and all obligations and duties owed which are subject to this Agreement.

         "H&R" has the meaning set forth in the introductory paragraph hereto.

         "ICB" has the meaning set forth in the introductory paragraph hereto.

         "ICB Checks" has the meaning set forth in the introductory paragraph hereto.

         "Operating Agreement or Operating Agreements" means that certain Operating Agreement between Diebold and ACE dated as of September 29, 1999 (as amended, renewed, extended, or restated).

                                                         CASH SERVICES AGREEMENT

                                        2
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         "Overdraft" means a negative position or insufficient funds available in any account, including insufficient account funds as the result of a Correspondent Delivery Request in excess of the amount of funds available to ACE to fund the Covered SSMs or as the result of a Correspondent Redelivery Request to Texas Capital from a Cash Collection Account or a Check Collection Account in excess of the amount of Cash or the Collected ICB Checks.

         "Protection Period" has the meaning set forth in Paragraph 2(b).

         "Reserve Account" means a special non-interest bearing reserve account with Texas Capital in an amount not less than $1,000,000.00 at any time during the term of this Agreement; provided, however, at the start of the Protection Period such amount shall be reduced to $100,000 to be used to protect Texas Capital against Overdrafts in any Check Collection Account.

         "Service Provider of Service Providers" means Diebold and/or the other equipment service providers listed on Annex 1.

         "Settlement Amount" means the difference between the amount Texas Capital collects for honoring ICB Checks through the Covered SSMs and the amount dispensed to H&R customers in Cash through Covered SSMs.

         "Settlement Funds" means an amount equal to the aggregate of any and all Settlement Amounts at any time, and from time to time, now or hereafter required to be remitted to Texas Capital for posting in accordance with SUBPARAGRAPH 6(d) of this Agreement.

         "SSM or SSMs" has the meaning set forth in the introductory paragraph hereto.

         "Texas Capital" means Texas Capital Bank, National Association.

         "Texas Capital Collection Account" means the relationship between ACE and Texas Capital in which Texas Capital records transactions of certain Cash furnished, certain Cash received, and certain funds received from the collection of ICB Checks by it pursuant to this Agreement on its ledgers at Texas Capital. Such funds which are received by Texas Capital are pledged by ACE to Texas Capital pursuant to a pledge and account control agreement to secure ACE's performance under this Agreement and each agreement related hereto, including but not limited to the payment of all fees and expenses incurred by Texas Capital related to Contractor expenses, legal fees and expenses, insurance expenses and courier expenses.

         2.       Services

         (a) Texas Capital will perform the transaction described above and will provide Texas Capital's Cash to be loaded by its Contractor, into Covered SSMs to be disbursed to H&R customers that cash ICB checks. No ownership of the Cash or any ICB Checks shall accrue, transfer or otherwise inure to ACE or any of its agents.

                                                         CASH SERVICES AGREEMENT

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         (b)      During the term of this Agreement (and upon and after Final
Settlement, until August 31, 2004, the "PROTECTION PERIOD") ACE shall maintain a Reserve Account which shall be pledged to Texas Capital pursuant to a pledge and account control agreement to secure ACE's performance under this Agreement and each related agreement including, but not limited to the payment of all fees and expenses incurred by Texas Capital.

         (c) All handling of the Cash, including all loading and unloading of any of the Cash into or out of any of the Covered SSMs, shall be performed by Contractor, pursuant to a contract between Contractor and Texas Capital.

         (d) ACE has purchased or leased the Covered SSMs from the Service Providers and has entered into a SSM servicing agreement with each Service Provider pursuant to which the Service Providers service and maintain the Covered SSMs. Neither Texas Capital nor any of its agents shall have any responsibility for the repair, maintenance, care or servicing of the Covered SSMs.

         (e) All of the Cash, ICB Checks, Settlement Funds, the Cash Collection Account, the Check Collection Account and Fee/Expense Account are, and shall remain, the property of Texas Capital and shall be treated by Texas Capital as its asset. Texas Capital shall have full title, use, rights and benefits of and to the Cash and ICB Checks during the time that they are in the possession, custody or control of Contractor or stored in any Covered SSM and, in the case of Cash, until such time as the Cash is dispensed from any of the Covered SSMs to customers of H&R in accordance with this Agreement and the operating procedures described on ANNEX II hereto. Neither the Cash, ICB Checks, Settlement Funds, the Cash Collection Account, the Check Collection Account nor the Fee/Expense Account shall at any time become the property of ACE or any of its agents. Neither the Cash, ICB Checks nor the Settlement Funds shall be commingled with any other cash or accounts in the possession, custody or control of Contractor or ACE. ACE confirms and agrees that it has no interest or any other right in the Cash, ICB Checks, Settlement Funds, the Cash Collection Account, or the Check Collection Account. ACE's interest in the Fee/Expense Account is limited to funds therein less all expenses and all fees due to Texas Capital. Any such interest of Ace in the Fee/Expense Account shall exist only after all funds and accounts have been settled and agreed to by Texas Capital not sooner than the date of the Final Settlement.

         (f) ACE shall not have access to, or use of, any of the Cash after delivery of the Cash to Contractor, whether during transportation or storage by Contractor or while it is stored in the machine cassettes in the Covered SSMs, except that the Service Providers, shall be allowed to provide scheduled and unscheduled repair and maintenance to the Covered SSMs in accordance with the terms of each Operating Agreement. Once any of the Cash is delivered by Texas Capital to Contractor, it shall only be transported or stored by Contractor and finally placed in one of the Covered SSMs pursuant to the terms of the Contractor Agreements and the Operating Agreements.

         (g) During the term of this Agreement, the only currency and coin to be placed in any of the Covered SSMs shall be the Cash. None of the Cash shall be placed in any SSMs other than the Covered SSMs.

                                                         CASH SERVICES AGREEMENT

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         (h)      Texas Capital may, for the purposes of reporting pursuant to
Regulation D of the Federal Reserve Board (12 CFR Section 204), treat the Cash under this Agreement as "vault cash" on a continuous basis, and no other financial institution shall report, treat or consider such funds as "vault cash" for any similar reporting purposes.

         (i) Any and all Cash, ICB Checks and Settlement Funds collected or received by ACE shall be held by ACE in custody and safekeeping for the benefit of Texas Capital. ACE shall have no claim to, nor right of withdrawal of, Cash or Settlement Funds except to deliver such funds to Texas Capital for posting in accordance with PARAGRAPH 6(d). The services provided in this Agreement are in the nature of a bailment for the mutual benefit of the parties hereto. The Cash, ICB Checks and Settlement Funds shall not be subject to any manner of lien, security interest, attachment or other process or agreement created by, or relating to the property of, ACE, nor shall ACE intentionally take any actions which could cause the Cash, ICB Checks or Settlement Funds to be treated as property of ACE, nor shall ACE intentionally take any action which could cause the Cash, ICB Checks or Settlement Funds to be treated as property of ACE's estate in a bankruptcy proceeding. It is expressly agreed between ACE and Texas Capital that ACE shall take all necessary and reasonable steps to identify and protect Texas Capital's property rights in the Cash, ICB Checks and the Settlement Funds. ACE and Texas Capital expressly agree that ACE has no possessory or ownership rights to the Cash, ICB Checks and the Settlement Funds under Section 541 of the Bankruptcy Code, 11 U.S.C. Section 541.

         (j) Upon written notice from Texas Capital, ACE shall use all commercially reasonable efforts to comply or arrange for compliance with any regulatory requirement imposed upon Texas Capital with respect to SSMs and the security of the Cash, ICB Checks and the Settlement Funds subject to this Agreement, and with respect to any record keeping or reporting requirement imposed on Texas Capital relating to the Cash, ICB Checks and the Settlement Funds, including, without limiting the generality of the foregoing, the provisions of the regulations of the Office of the Comptroller of the Currency, regarding minimum security devices and procedures, 12 C.F.R. Section 21.1, and the provisions of the Bank Protection Act, as amended, 12 U.S.C. Section 1882 et seq., as such provisions relate to the SSMs in off-premises locations. ACE shall cooperate with Texas Capital by furnishing all information required by Texas Capital to meet such regulatory requirements. In the event Texas Capital is or becomes subject to any legal or regulatory notice or action which could adversely affect ACE's uninterrupted operation of the Covered SSMs, Texas Capital shall, if not otherwise prohibited by law or regulation, notify ACE of such event and shall, use commercially reasonable efforts to continue performance of Texas Capital's obligations under this Agreement.

         3.       Delivery of the Cash

         (a) Subject to the availability of sufficient currency and coin to Texas Capital, Texas Capital will cause to be made available to Contractor the Cash required to stock the Covered SSMs (or be available for restocking) in the amount requested by ACE, which amount shall not exceed: (i) * Dollars ($*) per Covered SSM; or (ii) the aggregate sum of One-Hundred Forty

--------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                         CASH SERVICES AGREEMENT

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Million Dollars ($140,000,000.00) which shall include ICB Checks that have not been collected and Cash.

         (b) ACE shall provide Texas Capital with a Correspondent Delivery Request to deliver to Contractor (which, solely with respect to currency, shall be for a specified number of bundles) via Texas Capital's electronic cash ordering service one (1) Business Day before the Business Day Cash is to be supplied to Contractor which specifies the amount and denomination of Cash to be supplied to Contractor that is required to replenish the supply of currency and coin in the Covered SSMs. In the event that ACE desires to change the amount of Cash to be supplied from the amount reflected on the order, ACE shall provide Texas Capital a change request reflecting the changed amount by 9:00 a.m. (Central Standard Time) on the Business Day immediately preceding the Business Day that the Cash is to be delivered to Contractor. Cash requested by ACE will be delivered on the later of (i) one Business Day after the Business Day on which the request by ACE is received by Texas Capital or (ii) the first Business Day following the Business Day on which the applicable Correspondent Bank makes such Cash available to Contractor.

         (c) In no event shall Texas Capital be expected to provide Cash until (i) ACE places a Correspondent Delivery Request for Cash to the applicable Correspondent Bank, (ii) ACE provides to Texas Capital the same detailed information provided to the Correspondent Bank in conjunction with the Correspondent Delivery Request, and (iii) ACE, the Correspondent Bank and Texas Capital collectively agree to the amount of funds to be delivered. Any requests by ACE to Correspondent Banks without prior notification to Texas Capital shall be considered a breach of this Agreement, and neither the Service Providers, the Correspondent Banks, nor Texas Capital shall be obligated to honor any such requests. In the event ACE desires to replenish the Covered SSMs with Cash from a Correspondent Bank, ACE shall deliver a Correspondent Delivery Request in accordance with PARAGRAPH 3(b) above, and Texas Capital, in its sole and absolute discretion, may elect whether to honor a Correspondent Redelivery Request.

         (d) In the event a Correspondent Bank or any branch offices thereof cannot supply Texas Capital with the volume of fit U.S. currency and coin required to meet the currency needs of the Covered SSMs, Texas Capital shall use its best commercially reasonable efforts to obtain as much of such currency and coin as possible to meet such currency and coin needs.

         (e) ACE agrees that any Cash ordered pursuant to a Correspondent Delivery Request will at no time result in an Overdraft.

         4.       Redelivery of the Cash to Texas Capital

         (a) Texas Capital may demand, at any time without notice or qualification, and direct Contractor to the effect that the Cash and ICB Checks then stored in the Covered SSMs or otherwise in the possession, custody or control of Contractor be delivered to Texas Capital or its designee by Contractor; provided, however, Texas Capital shall use commercially reasonable efforts to give ACE prior notice of such delivery request to allow Contractor to collect and deliver the Cash to Texas Capital or its designee in an orderly fashion. Funds delivered to Texas Capital pursuant to this PARAGRAPH 4 shall in no event exceed the balance of all undispensed Cash stored in the Covered SSMs and ICB Checks in the SSMs or otherwise in the possession,

                                                         CASH SERVICES AGREEMENT
custody or control of Contractor. ACE shall be responsible for taking all actions reasonably necessary to ensure that the Service Providers and H&R cooperate with redelivery of the Cash and delivery of ICB Checks by Contractor once Texas Capital has directed Contractor to redeliver the same.

         (b) Texas Capital shall not be liable for any damages incurred by ACE due to the redelivery of the Cash to Texas Capital as provided in PARAGRAPH 4(a) above, nor for the resulting inability of customers of H&R to use the Covered SSMs because they then contain no currency or coin.

         (c) In lieu of the provisions of PARAGRAPH 4(a) above, Texas Capital may elect to receive a Correspondent Delivery Request of good funds in an amount equal to the undispensed Cash and ICB Checks stored in the Covered SSMs and in the possession, custody or control of Contractor, delivered to the Main Office of Texas Capital, by wire transfer or any other mutually agreed upon method.

         (d) ACE shall be responsible for notifying Texas Capital to redeliver funds, including Cash, collected ICB Checks and other funds from fees, from the Correspondent Banks to Texas Capital. Funds which represent Cash, collected ICB Checks and other funds from fees, may be redelivered to Texas Capital upon receipt of a Correspondent Redelivery Request made directly to Texas Capital in accordance with PARAGRAPH 4(a).

         (e) ACE agrees that in no event shall it make a Correspondent Redelivery Request to Texas Capital which shall cause or result in an Overdraft in any Cash Collection Account or Check Collection Account.

         5.       SSM Transaction

         The Cash loaded in each Covered SSM may be dispensed from Covered SSMs only to customers of H&R by means ICB Checks and pursuant to a special personal identification number of the customer provided by H&R.

         6.       Settlement for Cash Disbursements

         (a) On each Business Day following the initial delivery of the Cash to any Covered SSM, ACE will deliver electronically to Texas Capital at its central cash vault, a Daily Report describing the cash withdrawal transactions occurring at Covered SSMs since the delivery of the previous Daily Report, including without limitation, a statement of (i) the total number of transactions involving the withdrawal of Cash from the Covered SSMs, (ii) the amount of Cash contained in the Covered SSMs, (iii) the total Cash dispensed from the Covered SSMs, (iv) the total number of ICB Checks deposited in each Covered SSM, and (v) any other information Texas Capital may reasonably require to verify the amount of Cash stored in the Covered SSMs and in the possession, custody or control of Contractor (together, the "DAILY CASH POSITION").

         (b) The Daily Report and any related data shall contain sufficient detail and specificity to allow Texas Capital to accurately determine each day the Daily Cash Position.

                                                         CASH SERVICES AGREEMENT

         (c) All Cash delivered to Texas Capital by Contractor shall be deposited into a Cash Collection Account. Pursuant to a Correspondent Redelivery Request as described in PARAGRAPH 4, Texas Capital shall reconcile the amounts in the Cash Collection Accounts and withdraw the Cash from the Cash Collection Accounts. Each withdrawal from a Cash Collection Account shall then be posted by Texas Capital to the Texas Capital Collection Account. The Cash may be redelivered to ACE by Texas Capital pursuant to a Correspondent Delivery Request in accordance with PARAGRAPH 3(b) or held by Texas Capital until the Final Settlement.

         (d) All ICB Checks delivered to Texas Capital by Contractor shall be deposited into a Check Collection Account. Pursuant to a Correspondent Redelivery Request as described in PARAGRAPH 4, Texas Capital shall reconcile the amounts in the Check Collection Accounts and withdraw the Cash representing the collected ICB Checks from the Check Collection Accounts. Each withdraw from a Check Collection Account shall then be posted by Texas Capital to the Texas Capital Collection Account. From the Cash from collected ICB Checks, Texas Capital shall withdraw the Settlement Amount and deposit it to the Fee/Expense Account. Cash from the collected ICB Checks may be redelivered to ACE by Texas Capital pursuant to a Correspondent Delivery Request in accordance with PARAGRAPH 3(b) or held by Texas Capital until the Final Settlement. Texas Capital agrees to allow Cash from collected ICB Checks in the Check Collection Account to be combined into the Cash in the Cash Collection Account on a daily basis.

         (e) Texas Capital may also establish any number of other accounts at Texas Capital for the administrative convenience of Texas Capital, including the Fee/Expense Account, against which Texas Capital will charge on the 15th day of each calendar month and the first day of each calendar month all known fees and expenses owing to Texas Capital pursuant to this Agreement and all of the other agreements related hereto. Funds transferred into the Fee/Expense Account may be transferred by Texas Capital from the Settlement Funds posted to the account of Texas Capital in accordance with this Agreement or any other account of ACE referenced in this Agreement, and to the extent the Reserve Account balance falls below $1,000,000 as a result of such transfer, ACE shall replenish the Reserve Account to an amount equal to or exceeding $1,000,000 by 11:00 a.m. on the Business Day following the Business Day on which the Reserve Account balance fell below $1,000,000. Notwithstanding any other provision in this PARAGRAPH 6(e), to the extent that ACE is in breach of this Agreement or any agreement related hereto or this Agreement has been terminated or any reason, Texas Capital may transfer funds into the Fee/Expense Account from the Cash Collection Account, the Check Collection Account or the Reserve Account and collect such fees as frequently as Texas Capital deems appropriate.

         (f) Prior to the Final Settlement, ACE shall provide to Texas Capital a certificate of an authorized officer of ACE who is covered by ACE's directors' and officers' and general liability policy but not by the insurance policy attached as EXHIBIT C hereto certifying that (i) ACE has used its best efforts, by contacting ICB and taking other appropriate action, to determine that there are no outstanding and unpaid ICB Checks that will not be paid for any reason, (ii) ACE has contacted each Service Provider to determine that there are no additional fees or expenses owing to any such Service Provider, (iii) to the best of such officer's knowledge, there are no unpaid fees owing under this Agreement (other than fees owed directly to Texas Capital for its services under this Agreement) or any agreement related hereto, and (iv) to the best of such officer's knowledge, no employee, officer or director of ACE has had access to any

                                                         CASH SERVICES AGREEMENT

Cash, ICB Checks or any Covered SSM other than officers and employees covered by the insurance policy attached as EXHIBIT C hereto. Within two Business Days after ACE has provided the referenced officer's certificate, all accounts have been reconciled, all fees and expenses of Texas Capital have been paid by ACE, all ICB Checks have been collected by Texas Capital, Contractor has delivered to Texas Capital all Cash and ICB Checks from the Covered SSMs and all Cash supplied to ACE during the term of the Agreement have been returned to Texas Capital in an amount not less that the amount of Cash provided by Texas Capital to ACE during the term of this Agreement, Texas Capital shall complete the process of Final Settlement and deliver to ACE the remaining balance, if any, in the Reserve Account (less $100,000 which shall be retained by Texas Capital for Overdraft protection in the Check Collection Accounts until August 31, 2004, and on September 1, 2004, Texas Capital shall deliver to ACE the remaining balance, if any, in the Reserve Account, and any ICB Checks that have been returned but not yet delivered to ACE) and all other accounts maintained pursuant to this Agreement. Notwithstanding anything contained in this PARAGRAPH 6, ACE will remain responsible to Texas Capital and Texas Capital shall remain responsible to ACE for any fees or expenses that are related to this Agreement or any agreement related hereto and that are identified after Final Settlement. To the extent that any such fees or expenses are identified, the obligated party shall pay all such fees and expenses within two Business Days of receipt of notice of same. Both ACE and Texas Capital shall endeavor to complete the Final Settlement process within 30 calendar days after the earlier of the expiration or termination of this Agreement.

         7.       Risk of Loss

         Upon deposit of the Cash by Contractor, or an ICB Check by a customer of H&R into a Covered SSM, ACE shall bear all risk of loss and all liability with respect to any of the Cash, ICB Checks and any and all activities related to the use of the Covered SSMs including, but not limited to, loss due to theft, damage, or destruction of the Cash and ICB Checks, malfunction of any Covered SSM, injuries incurred or torts inflicted directly or indirectly related to the use of any Covered SSM or the receipt of Cash or the misfeasance or malfeasance of ACE its agents or employees, excepting, however, losses directly attributable to Contractor. Texas Capital and ACE shall each cooperate with and comply with all reasonable requests by each other for documents, statements or any other proofs relating to any claims for reimbursement or recovery from other persons.

         In the event of any loss with respect to any of the Cash, ICB Checks and any and all activities related to the use of the Covered SSMs including, but not limited to, loss due to bad checks, chargebacks, theft, damage, or destruction of the Cash and ICB Checks, ACE shall (i) notify Texas Capital of such loss by 11:00 a.m. on the following Business Day, and (ii) wire the amount of the loss to the Reserve Account. Upon receiving such notice, Texas Capital shall (and ACE hereby authorizes Texas Capital to) immediately charge the Reserve Account for the amount of the loss. In the event that this shall cause the Reserve Account to have a balance of less than $1,000,000, ACE shall by 11:00 a.m. on the following Business Day deposit sufficient funds into the Reserve Account to obtain a minimum balance of $1,000,000.

                                                         CASH SERVICES AGREEMENT

         8.       Indemnity

         (a) Regardless of the existence or continuation of an insurance policy related to any of the matters described in this PARAGRAPH 8, ACE shall indemnify, defend and hold harmless Texas Capital from, for and against any and all losses, costs (including but not limited to legal and consulting fees and expenses), expenses, claims, damages, suits, causes of action, and judgments suffered by, asserted against, or recovered from Texas Capital as a result of the transactions contemplated in this Agreement or breach of this Agreement by ACE or otherwise in connection with or as a result of this Agreement or any related documents, including but not limited to accidental loss, theft or mysterious disappearance of any of the Cash or ICB Checks, or both, or losses of or the failure of ICB to honor any ICB Check, however caused, THE NEGLIGENCE OF TEXAS CAPITAL, EXCEPT FOR ANY LOSS RESULTING FROM THE SOLE NEGLIGENCE OR WILLFUL MISCONDUCT OF TEXAS CAPITAL OR ITS EMPLOYEES, AGENTS (OTHER THAN ACE) OR REPRESENTATIVES, including, but not limited to, any loss resulting from the operation or maintenance of the Covered SSMs, including any malfunctions thereof, or losses resulting from actions of any Service Provider, but excluding losses directly attributable to Contractor.

         (b) In addition to the indemnification set forth in PARAGRAPH 8(a) above, ACE agrees to indemnify, defend and hold harmless Texas Capital, its officers, directors, employees and agents from, for and against any and all losses, costs, claims, damages, suits, causes of action, and judgments suffered by, asserted against, or recovered from Texas Capital or liabilities or penalties (including, but not limited to, any penalties imposed by any governmental entity or agency) and expenses (including, but not limited to, reasonable attorneys' fees) suffered or incurred by Texas Capital as a result of or arising out of, or attributed, directly or indirectly, to the performance or non-performance of any services or of any obligation under this Agreement by ACE, its agents (including all Service Providers) or employees, but excluding losses directly attributable to Contractor.

         9.       Fees and Expenses

         Fees and expenses under this Agreement shall be determined and payable in accordance with the provisions of ANNEX III hereto.

         10.      Examinations and Audits

         (a) ACE shall allow Texas Capital and its designees, including any regulatory or supervisory body to which Texas Capital is subject, to examine and audit such book, records, reports from audits conducted by ACE or its agents regarding the Cash, ICB Checks and the Covered SSM facilities which Texas Capital or its designees may reasonably deem appropriate in order to determine compliance with the terms of this Agreement, the Operating Agreement and applicable laws and regulations. ACE shall have the right to have an employee or agent present at all times during any examination or audit of its records or facilities. Such routine examinations and audits shall be conducted during ACE's normal business hours, if commercially possible. In the event of any financial discrepancies, Texas Capital's records of the amounts disbursed, amounts received by Texas Capital and amounts owed by ACE to Texas Capital shall be presumptively correct, absent manifest error in computation.

                                                         CASH SERVICES AGREEMENT

         (b) Texas Capital shall allow ACE and its designees, to examine and audit such books, records and reports related to the ICB Checks and any of the accounts established by Texas Capital or the Contractor in connection with this Agreement.

         11.      Insurance

         ACE shall maintain and furnish written evidence, including a Certificate of Insurance, of insurance in the form attached hereto as EXHIBIT C and such other insurance policies as may be reasonably requested by Texas Capital, provided that such policy attached as EXHIBIT C shall (i) be in the minimum amount of $15,000,000, (ii) have a deductible of no more than $1,000,000, (iii) provide that Texas Capital shall receive no less than 30 days written notice prior to the effectiveness of any policy change or cancellation and (iv) shall provide that Texas Capital may pay any unpaid premium under the policy such that the policy remains in effect.

         12.      Term; Termination; Survival

         This Agreement shall be effective from the date of execution and shall continue until the earlier to occur of: (i) May 1, 2004; or (ii) termination by either party as provided in this PARAGRAPH 12. This Agreement may be terminated upon the occurrence of any of the following conditions:

         (a)      By either party immediately:

         (1) upon written notice from the non-breaching party to the breaching party, in the event of material breach of any provision of this Agreement (other than those events described in PARAGRAPHS 12(b) and 12(c) below), if such material breach has not been cured within 24 hours of an earlier written notice specifying the nature of the breach;

         (2) in the event that either party to this Agreement shall: (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or in the future in effect, (ii) seek the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (iii) make a general assignment for the benefit of creditors, (iv) fail generally to pay its debts as they become due, or (v) take any corporate action to authorize any of the foregoing; or

         (3) in the event that an involuntary case or other proceeding shall be commenced against either party to this Agreement seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or in the future in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or any order for relief shall be entered against any party to this Agreement under the federal bankruptcy laws.

                                                         CASH SERVICES AGREEMENT

         (b)      Immediately upon written notice by Texas Capital:

         (1) if the Reserve Account balance falls below $1,000,000 and ACE has not replenished such account balance to at least $1,000,000 by 11:00 a.m. on the Business Day following the Business Day of such deficiency;

         (2) upon cancellation, reduction or non-renewal of insurance required to be carried by ACE pursuant to PARAGRAPH 11 above unless such insurance is replaced by a carrier, on terms, reasonably acceptable to Texas Capital;

         (3) upon 24 hours notice from Texas Capital to ACE that Texas Capital has decided to terminate this Agreement for any reason;

         (4) upon Texas Capital's determination that it needs the Cash to meet depositor demand; or

         (5) upon receipt of notice from ACE that it cannot comply with regulatory requirements referenced in PARAGRAPH 2(j) of this Agreement.

         (c) If Texas Capital determines in its reasonable discretion that a breach has occurred under PARAGRAPHS 2(e), 2(f) or 2(g):

         (1) Texas Capital may terminate this Agreement immediately upon written notice to ACE, if Texas Capital has further determined (in its reasonable discretion and in good faith) such breach was intentional on the part of ACE; or

         (2) Texas Capital may terminate this Agreement immediately upon written notice to ACE, if there are any changes to Regulation D of the Board of Governors of the Federal Reserve that either (A) prohibit Texas Capital from performing under the Agreement, or (B) cause performance by Texas Capital under the Agreement to become, in its reasonable discretion, economically infeasible, unless ACE consents and agrees to pay to Texas Capital the economic consequences of such change.

         (d) ACE may terminate this Agreement immediately upon 24 hours written notice to Texas Capital for any reason and ACE shall only be liable for the fees and expenses described on ANNEX III hereto.

         In all other cases, Texas Capital may: (i) suspend its obligations under PARAGRAPH 3(a) if such breach remains unremedied for 24 hours following notice by Texas Capital to ACE of such breach (the "DEFAULT NOTICE"); and (ii) immediately terminate this Agreement if such breach remains unremedied for 24 hours following the date of the Default Notice by Texas Capital to ACE.

         Upon termination of this Agreement as provided in this PARAGRAPH 12, ACE shall immediately, following demand by Texas Capital, cause each Covered SSM to be available so Contractor can redeliver the Cash and ICB Checks as provided in PARAGRAPH 4 above. ACE shall be responsible and liable for: (i) collecting and delivering to Texas Capital all ICB Checks and Settlement Funds, if any, in the possession of ACE; and (ii) using its best commercially

                                                         CASH SERVICES AGREEMENT
reasonable efforts to insure that no one interferes with Contractor such that Contractor can redeliver Cash and deliver ICB Checks to Texas Capital in accordance with the terms of this Agreement. Notwithstanding the termination of this Agreement as provided in this PARAGRAPH 12, the obligations of the parties hereto under PARAGRAPHS 4, 6, 7, 8, 9, 10 and 12 shall survive and continue in full force and effect so long as any of such obligations remain outstanding, unperformed or unpaid.

         Upon termination of this Agreement, all fees and expenses payable under ANNEX III shall be fully earned and payable upon the execution of this Agreement.

         13.      Assignment

         Neither party may assign this Agreement to any other person or business entity without the other's prior written consent.

         14.      Notices

         All notices, requests and approvals required to be in writing by this Agreement, unless otherwise provided in this Agreement, shall be in writing, (i) mailed postage prepaid, or personally delivered by overnight or other courier service, to the address of the parties as indicated below unless notice is given in writing of a change in address pursuant to this PARAGRAPH 14, and then to that address, or (ii) made by facsimile machine delivered or transmitted to the party to whom such notice or communication is directed to the Fax Number indicated below:

         to Texas Capital:  Texas Capital Bank, National Association
                            2100 McKinney Avenue, Suite 900
                            Dallas, Texas 75201
                            Attention: Ronald K. Baker, Executive Vice President Fax Number: (214) 932-6607

         to ACE:            Ace Cash Express, Inc.
                            1231 Greenway Drive, Suite 600
                            Irving, Texas 75038
                            Attention: Mike Briskey
                            Fax Number: (972) 582-1442

         Any notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid, or, if mailed (sent postage prepaid) three (3) days following the date it is mailed as aforesaid; or, if transmitted by facsimile machine, or personally delivered on the day that such notice is transmitted or delivered as aforesaid.

         15.      Representations and Warranties

         ACE represents and warrants that as of the date of this Agreement, each of the following statements are true and correct:

                                                         CASH SERVICES AGREEMENT

         (a) ACE is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation.

         (b) ACE is qualified to do business in all jurisdictions where the nature of the business described in this Agreement require qualification and has each license, permit or other authorization necessary to conduct the business contemplated by this Agreement and each other agreement related hereto.

         (c) The board of directors of ACE has duly authorized the execution, delivery, and performance of this Agreement and each of the agreements related hereto and ACE has full legal right, power, and authority to execute, deliver, and perform under this Agreement and the other agreements related hereto that are to be executed by ACE.

         (d) The fees charged or proposed to be charged by ACE for use of the Covered SSMs by H&R customers comply with all the statutes, rules, regulations, licenses, permits and authorizations related to such fees in each of the states in which any Covered SSM will be located.

         (e) The execution or delivery of this Agreement or any of the other agreements related hereto and performance hereunder or thereunder does not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of any other material agreement of ACE, and (other than as described in this PARAGRAPH 15 and in PARAGRAPH 17) no other consent, approval, or other action by, notice to or filing with any other person or entity is required for the effectiveness of this Agreement.

         (f) ACE is in compliance with each of the terms and conditions of its agreements with H&R other than the number of operating SSMs.

         (g) ACE is in compliance with each of the terms and conditions of its agreements with the Service Providers.

         (h) ACE may pledge its interest in the Reserve Account to Texas Capital to ensure payment and performance of its obligations under this Agreement.

         16.      Covenants

         As long as ACE has any continuing obligations under the terms of this Agreement or any other agreement related hereto, ACE agrees to:

         (a) Maintain each license, permit or other authorization required to conduct the business contemplated by this Agreement and each other agreement related hereto.

         (b) Comply with each of the terms and conditions contained in the H&R agreement executed by ACE and related to this Agreement.

         (c) Comply with each of the terms and conditions contained in the Operating Agreements and the other agreement with the Servicer Providers executed by ACE and related to this Agreement.

                                                         CASH SERVICES AGREEMENT

\
         (d) Maintain a balance of no less than $1,000,000.00 in the Reserve Account ($100,000 during the Protection Period).

         (e) Not charge any fee or other charge for use of any Covered SSMs by H&R customers which fails to comply with any of the statutes, rules, regulations, licenses, permits or authorizations related to such fees in each of the states in which any Covered SSM is located.

         (f) Not put any of its own U.S. currency or coin into any Covered SSM or otherwise commingle any Cash, ICB Checks (other than returned checks charged to the Reserve Account pursuant to PARAGRAPH 6(d) or Settlement Funds with any other cash or accounts in the possession custody or control of Contractor or ACE.

         (g) Continue to provide the Daily Report in a form and format acceptable to Texas Capital.

         (h) Pay all legal fees and expenses of Texas Capital in connection with a breach of any provision of this Agreement or any of the other agreements related hereto, termination of the Agreement, collection of ACE's obligations, or enforcement of Texas Capital's rights or remedies.

         (i) Maintain the automatic endorsement of each check deposited into a Covered SSM to read, "Pay to the order of Texas Capital Bank, N.A.".

         (j) Maintain insurance in the amount of $15,000,000 as required by PARAGRAPH 11.

         (k) To the extent that the insurance company rating of the issuer of the insurance policy attached as EXHIBIT C shall fall below a Best rating of "A", provide a replacement policy acceptable to Texas Capital with an insurance company with a Best rating of "A" or higher.

         (l) To the extent that ACE or any of its officers or directors determines that it has breached any term of this Agreement or any of the agreements related hereto or that ACE is in default of any such agreement or ACE's credit agreement with Wells Fargo, provide Texas Capital with written notice detailing the nature and scope of such breach or default.

         (m) During the term of this Agreement, keep in effect a directors' and officers' and general liability insurance policy.

         (n) No employee of ACE other than an employee, officer or director covered by the insurance policy attached hereto as EXHIBIT C will have access to any Cash, ICB Checks or any Covered SSM other than ICB Checks returned to ACE.

         (o) ACE will take any and all actions as Texas Capital may, from time to time, deem reasonably necessary or proper in connection with any of ACE's obligations under this Agreement or any agreement related hereto.

                                                         CASH SERVICES AGREEMENT

         17.      Conditions Precedent to Effectiveness and the Initial Funding

         (a) ACE shall establish the Reserve Account with Texas Capital in a minimum amount of $1,000,000 and shall pledge such account to Texas Capital pursuant to a Deposit Account Security and Control Agreement;

         (b) ACE shall cause H&R to execute and acknowledge in the form of EXHIBIT D hereto that, among other things, H&R has no interest in the Cash or ICB Checks in the Covered SSMs or any of the Settlement Funds from ICB Checks in the Covered SSMs;

         (c) ACE shall cause Diebold and each Service Provider to execute and acknowledge in the form of EXHIBIT E hereto that, among other things, Diebold and the Service Providers have no interest in the Cash or ICB Checks in the Covered SSMs or any of the Settlement Funds from ICB Checks in the Covered SSMs;

         (d) ACE shall cause its Lender, Wells Fargo Bank, as Agent, to execute and acknowledge in the form of EXHIBIT F hereto that, among other things, all Cash, Settlement Funds and ICB Checks located in the Covered SSMs or in the process of collection are the sole property of Texas Capital and that neither ACE nor Wells Fargo Bank, as Agent or otherwise, has any interest in the same;

         (e) ACE and Texas Capital shall execute and deliver this Agreement and each related agreement to which they are parties in connection with this transaction, and each such agreement will be signed by an officer or director of ACE covered by ACE's directors' and officers' and general liability policy;

         (f) ACE shall provide to Texas Capital evidence that all insurance premiums for the issuance of the insurance policies required by PARAGRAPH 11 have been paid in full;

         (g) ACE shall caused to be delivered to Texas Capital a legal opinion of counsel to ACE in form and substance acceptable to Texas Capital and its counsel;

         (h) ACE shall execute and deliver such other documents and agreements reasonably requested by Texas Capital that are related to this transaction;

         (i) ACE shall provide evidence that it has changed the automatic endorsement of each check deposited into a Covered SSM to read, "Pay to the order of Texas Capital Bank, N.A." or as otherwise similarly stated in order to comply with state or local regulatory requirements; and

         (j) ACE shall provide Texas Capital a copy of its effective directors' and officers' and general liability insurance policy.

         18.      Waiver

         No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish

                                                         CASH SERVICES AGREEMENT
a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

         19.      Governing Law

         This Agreement shall be governed by and interpreted under the laws of the State of Texas.

         20.      Section Headings

         The Section headings in the Agreement are for purposes of reference only and shall not limit or affect any of the terms herein.

         21.      Entire Agreement; Modification; Inconsistencies

         This Agreement, as well as the Exhibits referenced herein, along with the Operating Agreement constitute the entire Agreement between Texas Capital and ACE relating to the subject matter herein and may not be changed orally but only by a written instrument signed by both parties. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior Agreements and understandings between the parties with respect to such subject matter. In the event of inconsistencies between this Agreement and any other related agreement, or inconsistencies between this Agreement and the Operating Agreement, the terms of this Agreement shall prevail.

         22.      Confidentiality

         The terms of this Agreement are confidential and, except for disclosure on a confidential basis to accountants, attorneys and other professional advisors retained in connection with this Agreement and the documents related to this Agreement or as may be required by statute, law or regulation, may not be disclosed in whole or in part to any other person or entity without the prior written consent of the party not seeking such disclosure. Any restrictions regarding disclosure and confidentiality in this Agreement shall not extend to, and either party may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment or tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

         23.      Arbitration

         (a) Upon the demand of any party, any dispute shall be resolved by binding arbitration (except as set forth in PARAGRAPH 23(e) below) in accordance with the terms of this Agreement. Any party may by summary proceedings bring an action in court to compel arbitration of a dispute. Any party who fails or refuses to submit to arbitration following a lawful

                                                         CASH SERVICES AGREEMENT
demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute.

         (b) Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the foregoing documents. The arbitration shall be conducted at a location in Dallas, Texas selected by the AAA or other administrator. If there is any inconsistency between this Paragraph and such rules and statutes, this Paragraph shall govern and control. All statutes of limitation applicable to any dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under Section 91 of Title 12 of the United States Code or any similar applicable state law.

         (c) No provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation, injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

         (d) Any dispute under this Agreement or any agreement related thereto shall be settled pursuant to arbitration conducted by a single arbitrator in Dallas, Texas. The arbitrator must be an active member of the Texas State Bar with expertise in the substantive law applicable to the subject matter of the dispute. The arbitrator is empowered to resolve disputes by summary rulings in response to motions filed prior to the final arbitration hearing. The arbitrator (i) shall resolve all disputes in accordance with the substantive law of the State of Texas, (ii) may grant any remedy or relief that a court of the State of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses).

         (e) Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrator shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrator shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the

                                                         CASH SERVICES AGREEMENT
substantive law of the State of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (1) whether the findings of fact rendered by the arbitrator are supported by substantial evidence, and (2) whether the conclusions of law are erroneous under the substantive law of the State of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of Texas.

         (f) To the maximum extent practicable, the AAA, the arbitrator and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. Neither the arbitrator nor other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the foregoing documents or the subject matter of the dispute shall control. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement. This arbitration provision shall survive termination, amendment or expiration of any of the foregoing documents or any relationship between the parties.

         (g) Texas Capital and ACE hereby agree to keep all disputes and arbitration proceedings strictly confidential, provided, however, that Texas Capital and ACE may disclose such confidential information as is necessary in any litigation between Texas Capital and ACE or as required by applicable law and, on a confidential basis, to accountants, attorneys and other consultants in the ordinary course of business.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

                                                         CASH SERVICES AGREEMENT

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.

                                  ACE CASH EXPRESS, INC.

                                  By: /s/ Mike Briskey
                                      Name: Mike Briskey
                                      Title: VP Finance & Asst. Treasurer

                                  TEXAS CAPITAL BANK, NATIONAL
                                  ASSOCIATION

                                  By: /s/ Ronald K. Baker
                                      Ronald K. Baker, Executive Vice President

                             CASH SERVICES AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                                  COVERED SSMS

                                    EXHIBIT A

CENTER     (USER LOCATION) H&R BLOCK OFFICE ADDRESS            CITY           ZIP      STATE
------     ----------------------------------------            ----           ---      -----
 6507     3200 SOUTH LANCASTER, #156A                    DALLAS              75216      TX
 6511     2300 COLUMBUS ST                               BAKERSFIELD         93306      CA
 6512     2512 WILSON RD                                 BAKERSFIELD         93304      CA
 6513     920 CHESTER AVE.                               BAKERSFIELD         93301      CA
 6514     2437 NORTHGATE BLVD                            SACRAMENTO          95833      CA
 6515     5211 FRUITRIDGE RD                             SACRAMENTO          95820      CA
 6516     6622 FLORIN RD                                 SACRAMENTO          95828      CA
 6518     5723 WATT AVE                                  NORTH HIGHLANDS     95660      CA
 6521     12 W MAIN ST                                   MERCED              95340      CA
 6526     14210 E. 14TH ST.                              SAN LEANDRO         94578      CA
 6528     397 W. HIGHLAND AVE                            SAN BERNARDINO      92404      CA
 6531     4520 ATLANTIC AVE                              LONG BEACH          90807      CA
 6533     891 N GAREY AVE                                POMONA              91768      CA
 6534     2307 OAKDALE RD, BLDG #8, STE. #2              MODESTO             95355      CA
 6535     519 N GOLDEN STATE BLVD                        TURLOCK             95380      CA
 6548     3834 LA SIERRA AVE                             RIVERSIDE           92505      CA
 6549     5411 E LANCASTER                               FT WORTH            76112      TX
 6553     1904 MARTIN L. KING BLVD                       DALLAS              75227      TX
 6554     2223 S. BUCKNER #237                           DALLAS              75227      TX
 6555     270 WYNNEWOOD VILLAGE                          DALLAS              75224      TX
 6561     4243 EL CAJON BLVD.                            SAN DIEGO           92105      CA
 6579     3302 GALLATIN ROAD                             NASHVILLE           37216      TN
 6580     4616 ROSSVILLE BLVD                            CHATTANOOGA         37407      TN
 6581     292 N. CLEVELAND                               MEMPHIS             38104      TN
 6582     3180 N. THOMAS                                 MEMPHIS             38107      TN
 6583     1891 SOUTH THIRD                               MEMPHIS             38109      TN
 6584     2721 PERKINS                                   MEMPHIS             38118      TN
 6618     3020 S. FIGUEROA STREET                        LOS ANGELES         90007      CA
 6619     4855 W. PICO BLVD                              LOS ANGELES         90019      CA
 6621     2620 LONG BEACH BLVD                           LONG BEACH          90806      CA
 6622     1590 FT. CAMPBELL BLVD.                        CLARKSVILLE         37042      TN
 6623     3580 M SANTA ANITA                             EL MONTE            91732      CA
 6624     1313 PALM AVE                                  IMPERIAL BEACH      91932      CA
 6626     1714 N EUCLID AVE                              SAN DIEGO           92105      CA
 6627     3250 E TULARE AVENUE                           FRESNO              93702      CA
 6628     353 W. CHARTER WAY, SUITE C                    STOCKTON            95206      CA
 6629     10331 FOLSOM BLVD.                             RANCHO CORDOVA      95670      CA
 6634     1801 NILES ST                                  BAKERSFIELD         93305      CA
 6635     1215-B OLIVE DRIVE                             BAKERSFIELD         93308      CA
 6636     1446 N. HUNTER ST.                             STOCKTON            95202      CA
 6637     1240 W REDONDO BEACH BLVD                      GARDENA             90247      CA
 6639     43537 13TH STREET WEST                         LANCASTER           93534      CA

                                   EXHIBIT A

6717     201 KEITH STREET                               CLEVELAND           37311      TN
6718     6654 CHARLOTTE PIKE                            NASHVILLE           37209      TN
6719     2941 NOLENSVILLE ROAD                          NASHVILLE           37211      TN
6720     4735 HIGHWAY 58                                CHATTANOOGA         37416      TN
6721     2609-C ADAIR DRIVE                             KNOXVILLE           37918      TN
6722     4226 ASHEVILLE HWY.                            KNOXVILLE           37924      TN
6723     4409-B CHAPMAN HWY                             KNOXVILLE           37920      TN
6724     1035 S. RIVERSIDE DRIVE                        CLARKSVILLE         37040      TN
6725     3435 AUSTIN PEAY HWY.                          MEMPHIS             38128      TN
6726     8458 CAMP BOWIE WEST                           FORT WORTH          76116      TX
6728     6738-C LAKE WORTH BLVD.                        LAKE WORTH          76135      TX
6729     1221 W. AIRPORT FWY. #115                      IRVING              75062      TX
6737     4049 N. BLACKSTONE #101                        FRESNO              93726      CA
6738     3447 WATT AVE.                                 SACRAMENTO          95821      CA
6741     5534 E. WHITTIER BLVD #C                       CITY OF COMMERCE    90022      CA
6745     9116 FOOTHILL BLVDE. #114                      RANCHO CUCAMONGA    91730      CA
6746     2085 W. SHAW, #105                             FRESNO              93711      CA
6750     113 E. WOOD ST.                                PARIS               38242      TN
6775     291 N LOWREY STREET                            SMYRNA              37167      TN
6777     170 CALDERWOOD STREET                          ALCOA               37701      TN
6778     158 WOODMERE MALL                              CROSSVILLE          38555      TN
6779     308 N. FAIRMONT                                MORRISTOWN          37814      TN
6780     315 N HIGH                                     LONGVIEW            75601      TX
6782     5038 MONTANA                                   EL PASO             79903      TX
6783     1307 E 8TH STREET                              ODESSA              79761      TX
6797     2313 N. ALEXANDER                              BAYTOWN             77520      TX
6800     2639 S. HAMPTON RD.                            DALLAS              75224      TX
6801     3095-B FT CAMPBELL BLVD                        CLARKSVILLE         37042      TN
6803     14519 VANOWEN ST                               VAN NUYS            91405      CA
6805     849 JEFFERSON BLVD, STE. #102                  WEST SACRAMENTO     95691      CA
6819     1220 E. WASHINGTON #6                          COLTON              92324      CA
         Courtyard Shopping Center
6820     315 W. MAIN                                    EL CAJON            92020      CA

                                   EXHIBIT A

                                    EXHIBIT B

                                  DAILY REPORT

                                                                       EXHIBIT B

                                                                                Calc Ending  ACE Ending
CENTER  Delivery Amt  Redeposit Amt  Check Amt  Fee Amt  Cash Paid Out  # Chks      Cash        Cash     Difference
-------------------------------------------------------------------------------------------------------------------
 6507
-------------------------------------------------------------------------------------------------------------------
 6511
-------------------------------------------------------------------------------------------------------------------
 6512
-------------------------------------------------------------------------------------------------------------------
 6513
-------------------------------------------------------------------------------------------------------------------
 6514
-------------------------------------------------------------------------------------------------------------------
 6515
-------------------------------------------------------------------------------------------------------------------
 6516
-------------------------------------------------------------------------------------------------------------------
 6518
-------------------------------------------------------------------------------------------------------------------
 6521
-------------------------------------------------------------------------------------------------------------------
 6526
-------------------------------------------------------------------------------------------------------------------
 6528
-------------------------------------------------------------------------------------------------------------------
 6531
-------------------------------------------------------------------------------------------------------------------
 6533
-------------------------------------------------------------------------------------------------------------------
 6534
-------------------------------------------------------------------------------------------------------------------
 6535
-------------------------------------------------------------------------------------------------------------------
 6548
-------------------------------------------------------------------------------------------------------------------
 6549
-------------------------------------------------------------------------------------------------------------------
 6553
-------------------------------------------------------------------------------------------------------------------
 6554
-------------------------------------------------------------------------------------------------------------------
 6555
-------------------------------------------------------------------------------------------------------------------
 6561
-------------------------------------------------------------------------------------------------------------------
 6579
-------------------------------------------------------------------------------------------------------------------
 6580
-------------------------------------------------------------------------------------------------------------------
 6581
-------------------------------------------------------------------------------------------------------------------
 6582
-------------------------------------------------------------------------------------------------------------------
 6583
-------------------------------------------------------------------------------------------------------------------
 6584
-------------------------------------------------------------------------------------------------------------------
 6618
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

-------------------------------------------------------------------------------------------------------------------
6619
-------------------------------------------------------------------------------------------------------------------
6621
-------------------------------------------------------------------------------------------------------------------
6622
-------------------------------------------------------------------------------------------------------------------
6623
-------------------------------------------------------------------------------------------------------------------
6624
-------------------------------------------------------------------------------------------------------------------
6626
-------------------------------------------------------------------------------------------------------------------
6627
-------------------------------------------------------------------------------------------------------------------
6628
-------------------------------------------------------------------------------------------------------------------
6629
-------------------------------------------------------------------------------------------------------------------
6634
-------------------------------------------------------------------------------------------------------------------
6635
-------------------------------------------------------------------------------------------------------------------
6636
-------------------------------------------------------------------------------------------------------------------
6637
-------------------------------------------------------------------------------------------------------------------
6639
-------------------------------------------------------------------------------------------------------------------
6717
-------------------------------------------------------------------------------------------------------------------
6718
-------------------------------------------------------------------------------------------------------------------
6719
-------------------------------------------------------------------------------------------------------------------
6720
-------------------------------------------------------------------------------------------------------------------
6721
-------------------------------------------------------------------------------------------------------------------
6722
-------------------------------------------------------------------------------------------------------------------
6723
-------------------------------------------------------------------------------------------------------------------
6724
-------------------------------------------------------------------------------------------------------------------
6725
-------------------------------------------------------------------------------------------------------------------
6726
-------------------------------------------------------------------------------------------------------------------
6728
-------------------------------------------------------------------------------------------------------------------
6729
-------------------------------------------------------------------------------------------------------------------
6737
-------------------------------------------------------------------------------------------------------------------
6738
-------------------------------------------------------------------------------------------------------------------
6741
-------------------------------------------------------------------------------------------------------------------
6745
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

-------------------------------------------------------------------------------------------------------------------
6746
-------------------------------------------------------------------------------------------------------------------
6750
-------------------------------------------------------------------------------------------------------------------
6775
-------------------------------------------------------------------------------------------------------------------
6777
-------------------------------------------------------------------------------------------------------------------
6778
-------------------------------------------------------------------------------------------------------------------
6779
-------------------------------------------------------------------------------------------------------------------
6780
-------------------------------------------------------------------------------------------------------------------
6782
-------------------------------------------------------------------------------------------------------------------
6783
-------------------------------------------------------------------------------------------------------------------
6797
-------------------------------------------------------------------------------------------------------------------
6800
-------------------------------------------------------------------------------------------------------------------
6801
-------------------------------------------------------------------------------------------------------------------
6803
-------------------------------------------------------------------------------------------------------------------
6805
-------------------------------------------------------------------------------------------------------------------
6819
-------------------------------------------------------------------------------------------------------------------
6820
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                    EXHIBIT C

                                INSURANCE POLICY

                                                                       EXHIBIT C

                                    EXHIBIT D

                               H&R ACKNOWLEDGEMENT

                                                                       EXHIBIT D

                                                                     "Exhibit D"

December 19, 2003

Texas Capital Bank, National Association
2100 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention:    Ronald K. Baker
              Executive Vice President

Ladies and Gentlemen:

         We recognize that Texas Capital Bank ("TCB") is relying on the consent and agreement contained herein from H&R Block Tax Services, Inc. ("HRB") in entering into, and performing under, a Cash Services Agreement (so called herein), to be effective as of December 19, 2003, between TCB and Ace Cash Express, Inc. ("Ace").

         HRB has entered into a License Agreement, dated as of November 22, 2000, with Ace, as amended by Addendum No. 1 dated as of May 31, 2001 (the "H&R Block Agreement(s)").

         Recognizing that TCB is relying hereon in entering into and performing under the Cash Services Agreement and making U.S. currency and coin ("Cash") available for use in 74 self-service machines ("SSMs") located on our business premises referred to on Annex 1 (respectively, the "Covered SSMs" and "Covered Locations"), we agree as follows, intending to be legally bound, during the period the Cash Service Agreement is in effect and until the Cash and Checks have been completely removed from the Covered Locations:

         1. We acknowledge that we do not have any interest in the Cash or Checks (defined below) in the covered SSMs and waive and disclaim any and all interest (whether ownership, security or otherwise and whether at law or in equity) in any Cash in the Covered SSMs and tax refund and tax loan checks issued by Household Bank for which Cash has been dispensed from Covered SSMs ("Checks"). We agree that TCB is the sole legal and equitable owner of all such Cash and Checks free and clear of all liens, interest, claims and other rights by, through and under us;

         2. We acknowledge that Loomis Fargo & Co. ("Contractor") will acting as TCB's agent in placing the Cash in Covered SSMs and removing Checks therefrom, and we will permit the Contractor access to the Covered Locations and the Covered SSMs at all times;

         3. We recognize that TCB must have the right to recall the Cash to satisfy depositor demands and, accordingly, agree that TCB and your Contractor shall have 24 hour per day access to the Covered SSMs for the purpose of retrieving Cash and Checks, and that we will

                                                                       EXHIBIT D
provide to a list of contact persons who will open the Covered Locations during non-business hours for such purposes;

         4. We will give TCB notice prior to taking any action against Ace for any default by Ace under the H&R Block Agreements and shall permit TCB to remove the Cash and Checks from the Covered ATMs prior to our taking action against Ace;

         5. Except with respect to the number of SSMs required under the H&R Block Agreements, no defaults currently exist under the H&R Block Agreements;

         6. We will immediately notify TCB if any Cash from Covered SSMs or Checks for which Cash has been dispensed come into our possession or under our control, and will promptly return the same to TCB; and

         7. We acknowledge that TCB does not have any liability or responsibility under the H&R Block Agreements and that we will look solely to Ace for any performance, indemnity and payment obligations under the H&R Block Agreements.

         We recognize that TCB is relying on this letter in entering into the Cash Services Agreement and performing thereunder.

                                               Yours very truly,

                                               H&R Block Tax Services Inc.

                                               By: /s/ Bernie Wilson
                                                       Authorized Signatory

ACCEPTED:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By: /s/ Ronald K. Baker
    Ronald K. Baker
    Executive Vice President

                                                                       EXHIBIT D

                                    EXHIBIT E

                        SERVICE PROVIDERS ACKNOWLEDGEMENT

                                                                       EXHIBIT E

                                                                     "Exhibit E"

December ______, 2003

Texas Capital Bank, National Association
2100 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention:    Ronald K. Baker
              Executive Vice President

Ladies and Gentlemen:

         We recognize that you are relying on our consent and agreement contained herein in entering into, and performing under, a Cash Services Agreement (herein so called), to be effective as of December 31, 2003, between you and Ace Cash Express Inc. ("Ace"). One or both of us have entered into a Master Lease Agreement, No. 10532, with Ace, related Lease Schedules and maintenance agreements (collectively, the "Diebold Agreements").

         Recognizing that you are relying hereon in entering into and performing under the Cash Services Agreement and making U.S. currency and coin ("Cash") available for use in 74 self-service machines ("SSMs") leased from us by Ace (the "Covered SSMs") and located on the premises of H&R Block Tax Service, Inc. listed on Annex I (the "Covered Locations"), we agree as follows, intending to be legally bound, during the period the Cash Service Agreement is in effect and until the Cash and Checks have been completely removed from the Covered
Locations:

         1. We acknowledge that we do not have any interest in, and waive and disclaim any and all interest (whether ownership, security or otherwise and whether at law or in equity) in, any Cash in the Covered SSMs or in the Contractor's possession and control for loading into Covered SSMs and in all tax refund and tax loan checks issued by Household Bank ("Checks"), and agree that you are the sole legal and equitable owner of all such Cash and Checks free and clear of all liens, interest, claims and other rights arising by, through or under us;

         2. We acknowledge that Loomis Fargo & Co. ("Contractor") will be acting as your agent in placing Cash in Covered SSMs and removing Checks therefrom;

         3. We recognize that you must have the right to recall the Cash to satisfy depositor demands and, accordingly, agree that you and your Contractor may have 24 hour per day access to the Covered SSMs for the purpose retrieving your Cash and Checks, we will not interfere or object to any such removal, and we will cooperate with you in recalling Cash and removing Checks;

                                                                       EXHIBIT E

         4. We will give you notice prior to taking any action against Ace for any default by Ace under the Diebold Agreements and shall permit you to remove the Cash and Checks from the Covered SSMs prior to our taking action against Ace or repossessing or otherwise preventing access to the Covered SSMs;

         5.       No default currently exists under the Diebold Agreements;

         6. We will immediately notify you if any Cash from a Covered SSM or Checks come into our possession or under our control and will promptly return the same to you; and

         7. We acknowledge that you do not have any liability or responsibility under the Diebold Agreements and that we will look solely to Ace for any performance, indemnity and payment obligations under the Diebold Agreements.

         We recognize that you are relying on this letter in entering into the Cash Services Agreement and performing thereunder.

                                               Yours very truly,

                                               Diebold Credit Corporation

                                               By: /s/ Jeffrey Van Cleve
                                                       Authorized Signatory

                                               Diebold, Incorporated

                                               By: /s/ Jeffrey Van Cleve
                                                       Authorized Signatory

ACCEPTED:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:/s/ Ronald K. Baker
        Ronald K. Baker
        Executive Vice President

                                                                       EXHIBIT E

                                    EXHIBIT F

                           WELLS FARGO ACKNOWLEDGEMENT

                                                                         ANNEX I

                                                                     "Exhibit F"

December 19, 2003

Texas Capital Bank, National Association
2100 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention:    Ronald K. Baker
              Executive Vice President

Ladies and Gentlemen:

         We recognize that you are relying on our consent and agreement contained herein in entering into, and performing under, a Cash Services Agreement (herein so called), to be effective as of December _____, 2003, between you and Ace Cash Express Inc. ("Ace") pursuant to which you will provide your cash, including your vault cash (as defined in Section 204(k)(i) of Regulation D of the Board of Governors of the Federal Reserve System) (your "Cash") or other cash for use in up to 100 self-service machines ("Covered SSMs") located in H&R Block Tax Service Inc. locations listed on Schedule I. The Cash will be used to cash Checks (being Household Bank checks evidencing income tax refund loans or advances by H&R Block Tax Service, Inc. for income tax refunds) by withdrawal of funds from the Covered SSMs.

         Wells Fargo Bank, National Association, successor-by-merger to Wells Fargo Bank Texas, National Association serves as Agent for certain lenders pursuant to that certain Credit Agreement dated effective as of March 31, 2003, as amended (the "Credit Agreement") and executes this letter in such capacity.

         We agree as follows, intending to be legally bound:

         1. We agree and acknowledge that all Cash, all Checks and all Settlement Funds (being monies received by you as a result of the collection process for Checks) are intended to be and shall be your property and not that of Ace, and agree that you are the sole legal and equitable owner of all such Cash, Checks and Settlement Funds;

         2. We recognize that you will be opening and maintaining one or more bank accounts in Texas Capital Bank's name to effect the transactions contemplated above and confirm that we do not claim any interest therein or in the funds in such Texas Capital Bank accounts and to the extent such funds are derived from the transactions referred to above; and

         3. Upon your request, we will use our best efforts to obtain the above acknowledgements and recognition from the other lenders party to the Credit Agreement and from the Collateral Trustee referred to therein.

                                                                         ANNEX I

         We recognize that you are relying on this letter in entering into the Cash Services Agreement and performing thereunder.

                                        Yours very truly,

                                        Wells Fargo Texas, National Association, as Agent

                                        By: /s/ Christina M. Roche
                                            Christina M. Roche
                                            Assistant Vice President

ACCEPTED:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By: /s/ Ronald K. Baker
    Ronald K. Baker
    Executive Vice President

                                                                         ANNEX I

                                     ANNEX I

                                SERVICE PROVIDERS

                                      None.

                                                                         ANNEX I

                                    ANNEX II

                              OPERATING PROCEDURES

                                                                         ANNEX I

                                    ACE 2004
                              OPERATING PROCEDURES

ACE RESPONSIBILITIES

1. ACE will be responsible for monitoring the machine cash level. Once it is determined that cash is required, ACE will place an order for cash.

          - A Correspondent Delivery Request will be sent to Texas Capital Bank which indicates the machine, the bank, the date and the amount.

          - ACE will then notify the correspondent bank and Loomis of the cash order.

          - ACE will place the order with the appropriate correspondent bank, once the Correspondent Delivery Request is approved.

          - ACE will certify that it will not order insufficient funds to cover the cash order requested which would create an over draft

2.             Reconcile deposit request with actual deposit made by Loomis.
     Provide Texas Capital Bank with the deposit verification report. Note the exceptions that need to be worked/resolved. Note that it may take 1-2 days to resolve any exceptions.

3. Obtain activity per machine. Provide a report to Texas Capital Bank of the SSM activity.

4. Reconcile everyday. Notify Texas Capital Bank of any discrepancies that may require research by Texas Capital Bank.

5. ACE will consolidate cash collected in TCB's Check Collection Account into the Correspondent Cash Collection Account from which cash is wired by TCB back to the TCB Collection Account or used to fill change orders.

6. ACE will notify TCB of any cash/checks that need to be withdrawn and returned to pay down the Texas Capital Bank Collection Account (GL).

TEXAS CAPITAL BANK RESPONSIBILITIES

1. Upon approval of the Correspondent Delivery Request, wire the cash order amount(s) to the appropriate bank(s).

2. The day after the cash order is placed; reconcile the cash order file with the bank statement. Any discrepancies will immediately be reported to ACE.

3. Reconcile and report any discrepancies between the amount of cash ordered per machine and the amount picked up by Loomis. Any amount not picked up the following day by Loomis should be withdrawn by Texas Capital Bank and returned to pay down the GL (per ACE directive).

4. Reconcile SSM report from ACE against Loomis report against bank statement. Report any discrepancies that look questionable. Discrepancies will exist due to timing.

5. Upon a Correspondent Re-Delivery Request, reconcile, withdraw and wire funds to the Texas Capital Bank Collection Account (GL).

                                                                        ANNEX II

LOOMIS RESPONSIBILITIES

1. Once notified of a cash order from ACE, pick up the cash from the bank(s) and deliver to the Loomis vault. The cash will be strap counted and a report sent to Texas Capital Bank of the deposit pickup amount per machine.

2. Deliver cash to machine. Pick up cash and checks in machine. Loomis will perform a 'swap' of the cash in the machine with the deposit they are delivering.

3. Report activity of cash put into machine, residual cash and checks picked up from each machine. 4. Report activity of bank deposit of cash and checks per machine.

BANK RESPONSIBILITIES

1. Report change order pick up's by machine number. This is so Texas Capital Bank can reconcile the change order with the Loomis pickup.

2. Report all activity by deposit ticket number. The deposit ticket number will reside in the micr line and will relate one-to-one to a machine number.

                                                                        ANNEX II

ACE CASH EXPRESS - PROCESS FLOW

                          [ACE CASH EXPRESS FLOW CHART]

                                                                        ANNEX II

                                    ANNEX III

                            FEE AND EXPENSE SCHEDULE

         (a) ACE shall pay Texas Capital for the Cash delivered under PARAGRAPH 2 and ICB Checks outstanding a utilization fee of $* per $* of the aggregate amount of the average daily balance of Cash and unpaid ICB Checks processed through a Covered SSM.

         (b)      *

         (c) ACE shall pay Texas Capital all other reasonable third-party expenses and fees that Texas Capital occurs in connection with this Agreement and each other related agreement including but not limited to those fees charged by Contractor, strapping fees, insurance or bond coverage fees, auditing fees, overnight delivery service fees and legal fees (other than the initial legal fees incurred by Texas Capital in documenting this Agreement) and expenses.

         (d) All fees under this ANNEX III will be reported to ACE in the monthly account analysis statement ("STATEMENT") which will be provided to ACE within fifteen (15) days after the end of each calendar month. ACE hereby authorizes Texas Capital to, and Texas Capital will, debit ACE's Reserve Account maintained with Texas Capital on the fifteenth (15th) day of each calendar month and on the last day of each calendar month in an amount equal to the unpaid fees and expenses under this ANNEX III as of the end of such period, as calculated by Texas Capital in accordance with this Agreement, which calculation shall be binding and conclusive absent manifest error.

--------------------
* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                       ANNEX III